Exhibit 10.17
AMENDMENT ONE TO THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to the Astec Industries, Inc. Supplemental Executive Retirement Plan, adopted effective October 21, 2010 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of the dates set forth herein.

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan, and such Plan is currently in effect; and

WHEREAS, pursuant to Section 4.1, the Company may amend the Plan at any time; and

WHEREAS, the Company wishes to amend the Plan to clarify the current participants and to add an additional participant.

NOW, THEREFORE, the Company hereby amends Appendix A of the Plan to read as follows, effective as of October 21, 2010:

“APPENDIX A”
Each Participant’s Date of Participation

Name of Participant	Effective Dates of Participation
J. Don Brock	January 1, 1995
Thomas R. Campbell	January 1, 1995
Frank Cargould	January 1, 1995
Jeff Elliott	January 1, 1995
Tim Gonigam	January 1, 1995
F. McKamy Hall	January 1, 1995
Richard Patek	January 1, 1995
W. Norman Smith	January 1, 1995
Joseph Vig	January 1, 1995
Jeff Richmond	May 1, 2004
Richard Dorris	January 3, 2005
Ben Brock	January 1, 2007
James Pfeiffer	January 1, 2007
Michael A. Bremmer	January 1, 2007
David L. Winters	January 1, 2007
Stephen C. Anderson	January 1, 2008
Lawrence R. Cumming	January 1, 2008
Neil Peterson	January 1, 2008
David C. Silvious	January 1, 2008
Joe Cline	February 1, 2008
Walter F. Keating	October 25, 2010

* * * * * * * * *

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Except as amended herein, the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has adopted this Amendment on the date shown below, but effective as of the date(s) indicated above.

ASTEC INDUSTRIES, INC.

Date: October 21, 2010                                                       By: /s/ Stephen C. Anderson
        Name: Stephen C. Anderson
        Title: Secretary

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